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                                                                    Exhibit 23.1


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements Nos. 33-71744, 33-88812, 33-87308, 333-46613, 333-92395 and 33-49890 of Kopin
Corporation and subsidiaries on Forms S-8 and in Registration Statement No. 333-55928 of Kopin Corporation and subsidiaries on Form S-3 of our report dated February 23, 2001, appearing in this Annual Report on Form 10-K of Kopin Corporation for the year ended December 31, 2000.



Deloitte & Touche LLP
Boston, Massachusetts
April 2, 2001